SIGNIFICANT ACCOUNTING JUDGMENTS AND ESTIMATES	12 Months Ended
Dec. 31, 2023
Significant Accounting Judgments And Estimates
SIGNIFICANT ACCOUNTING JUDGMENTS AND ESTIMATES

2.6	SIGNIFICANT ACCOUNTING JUDGMENTS AND ESTIMATES

The preparation of the consolidated financial statements in conformity with IFRSs requires management to make judgments, estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.

Judgments

In the process of applying the Group’s accounting policies, management has made the following judgments, apart from those involving estimations, which have the most significant effects on the amounts recognized in the financial statements.

Income taxes

The Group is subject to income taxes in Hong Kong and the PRC. The Group carefully evaluates tax implications of its transactions in accordance with prevailing tax regulations and makes tax provision accordingly. However, judgment is required in determining the Group’s provision for income taxes as there are many transactions and calculations, of which the ultimate tax determination is uncertain, during the ordinary course of business. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact on the income tax and deferred tax provision in the periods in which such determination is made.

Estimation uncertainty

Contract asset and intangible asset under IFRIC 12 Service Concession Arrangements – Discontinued Operations

The Group recognizes the consideration received or receivable in exchange for the construction services as a contract asset and an intangible asset under a service concession arrangement. However, if the Group is paid for the construction services partly by a cash consideration and partly by an intangible asset, it is necessary to separately account for each component of the operator’s consideration. Both components of consideration received or receivable initially are recognized at their respective fair values.

The segregation of the consideration for a service concession arrangement between the contract asset component and the intangible asset component, if any, requires the Group to make an estimate of a number of factors, which include, the fair value of the construction services, expected future water treatment volume of the relevant water treatment plant over its service concession period, future guaranteed receipts and unguaranteed receipts, and a discount rate in order to calculate the present value of those cash flows. These estimates, including revenue recognition of the contract asset and intangible asset components are determined by the Group’s management based on their experience and assessment of current and future market conditions. The carrying amounts of the intangible asset (“concession right”) and contract asset at the end of the reporting period are disclosed in Notes 10 and 13, respectively.

Provision for expected credit losses on financial assets at amortized cost and contract assets – Discontinued Operations

The policy for provision for ECLs on contract assets and financial assets at amortized cost including trade receivables, other receivables and amounts due from related parties is based on an ECL model. A considerable amount of estimation is required in assessing the available information which includes past collection history, age of balances, customer type and forecasts of future economic conditions to estimate the ECLs. The amount of ECLs is sensitive to changes in circumstances and of forecast economic conditions. The Group’s historical credit loss experience and forecast of economic conditions may also not be representative of a customers’ actual default in the future. The information about the ECLs on the Group’s contract assets and financial assets at amortized cost is disclosed in Notes 12, 13 and 15.